UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2010
BROOKS AUTOMATION, INC.
(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

0-25434	04-3040660

(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 262-2400.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On November 8, 2010, the Board of Directors (the “Board”) of Brooks Automation, Inc. (the “Company”) voted to establish the Company’s Performance Based Variable Compensation Plan for the fiscal year ending September 30, 2011 (the “FY 11 PBVC Plan”) in which named executive officers and additional key management personnel participate.
The Company provides performance based variable compensation (PBVC) to named executive officers and additional key management personnel. The framework provides for the setting of aggressive but achievable goals designed to provide awards commensurate with the value achieved for the Company. Named executive officers are responsible for achieving goals among corporate/business unit financial metrics and strategic objectives for each participant. Functional and individual goals and objectives are integrated in the award to address measurable performance factors critical to the Company’s success within the control and accountability of an individual executive. Examples of corporate and individual objectives include:
•	Return on Invested Capital
•	EBITDA as a Percent of Net Tangible Assets
•	Gross Margin Performance
•	Customer satisfaction as evidenced by out-of-box quality, on-time delivery, escalation closures
•	New product revenue growth
•	Working Capital Management
•	Career development programs
•	Effectiveness of internal control over financial reporting
Each fiscal year, the Human Resources and Compensation Committee of the board of directors and the full Board establish performance based variable compensation opportunities for the CEO and review and approve those submitted by the CEO for the named executive officers against the financial targets, goals and objectives established to measure performance. They use tailored corporate financial performance measures and individual objectives for named executive officers and senior executives to focus performance and accountability around those measures and objectives. This assures a high level of accountability in assessing performance and approving awards.
The FY 11 PBVC Plan metrics will be based on corporate financial performance in fiscal 2011 as measured against specific target ratios for adjusted EBITDA and return on invested capital approved for the fiscal year by the Company’s directors as well as non-financial individual performance goals for each senior executive (including the CEO) based on an assessment of each executive’s accomplishments at the conclusion of the fiscal year. All payouts will be predicated upon the Company first realizing full year operating profitability and return on invested capital at pre determined targets.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
/s/ Thomas S. Grilk
Thomas S. Grilk
Senior Vice President, General Counsel and Secretary

Date: November 12, 2010